UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

MOSYS, INC.

(Exact Name of registrant as specified in Charter)

Delaware	000-32929	77-0291941
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2309 Bering Dr. San Jose, California		95131
(Address of principal executive offices)		(Zip Code)

(408) 418-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MOSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on June 7, 2021, MoSys, Inc. (the “Company”) entered into securities purchase agreements with certain purchasers (the “Purchasers”) for the purchase and sale of shares of the Company’s common stock, par value $0.001 per share, in an offering of securities registered under an effective registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (SEC File No. 333-250936), which closed on June 9, 2021. Pursuant to the securities purchase agreements, the Company is prohibited from filing a registration statement with the SEC for a period of 90 days after the closing (the “Prohibition”), other than pursuant to certain exceptions.

As of August 2, 2021, each Purchaser entered into a waiver letter (the “Waiver Letter”) pursuant to which they agreed to waive the Prohibition with respect to the filing of a registration statement if it was filed no later than August 2, 2021. In exchange for this waiver, the Company agreed that in the next registered offering of securities of the Company (other than on Form S-8, S-4 or their successor forms) in which A.G.P./Alliance Global Partners is a placement agent or underwriter, the Company will allocate in the aggregate thirty (30%) percent of the aggregate amount of Company securities to be offered and sold to investors in such offering to the Purchasers, with each Purchaser having the right to purchase seven and one-half (7.5%) percent of the aggregate amount of Company securities offered therein on the same terms and conditions as the other investors in such offering.

The foregoing summary of the Waiver Letter does not purport to be complete and is qualified in its entirety by reference to the Waiver Letter, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to a future offering of Company securities. The risks and uncertainties involved include the Company’s financial and liquidity position, capital needs and resources, the impact of COVID-19, and other risks detailed from time to time in the Company’s periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions, and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: August 2, 2021	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial Officer